UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2023

AFC GAMMA, INC.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-39995	85-1807125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Okeechobee Blvd., Suite 1650

West Palm Beach, FL, 33401

(Address of principal executive offices, including zip code)

561-510-2390

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AFCG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers. Compensatory Arrangements of Certain Officers.

Departure of Brett Kaufman as Chief Financial Officer and Treasurer

Brett Kaufman’s employment as the Chief Financial Officer and Treasurer of AFC Gamma, Inc. (the “Company”) will terminate effective April 17, 2023 (the “Separation Date”). From the date hereof through the Separation Date, Mr. Kaufman will remain employed by AFC Management, LLC, the Company’s external manager (the “Manager”), but will no longer serve as the Chief Financial Officer and Treasurer of the Company. In connection with his termination, provided that he executes and does not revoke a release of claims in favor of the Company, Mr. Kaufman will receive (i) twelve (12) months’ worth of his current base salary, (ii) his target bonus, (iii) continued payment by the Manager of 100% of the COBRA premiums for him and his dependents for a period of twelve (12) months following the Separation Date, (iv) accelerated vesting of one (1) additional tranche of each of Mr. Kaufman’s outstanding equity awards, and (v) the outstanding options held by Mr. Kaufman shall be exercisable for a period of one (1) year following the Separation Date.

Appointment of Brandon Hetzel as Chief Financial Officer and Treasurer

On March 17, 2023, the Company’s Board of Directors (the “Board”) appointed Brandon Hetzel as the Chief Financial Officer and Treasurer of the Company, effective on such date (the “Effective Date”). Mr. Hetzel, age 36, joined the Company in September 2020 as Controller and has been Executive Vice President, Controller of the Company since December 2022. Prior to joining the Company, Mr. Hetzel served as VP of Finance for a real estate development and asset management company and prior to that spent seven years with PricewaterhouseCoopers where he was a manager in the REIT audit practice. Mr. Hetzel has over twelve years of real estate and financial management experience focused on real estate and REITs, including multi-family properties, hotels, office buildings, malls, strip centers and condominium development. Mr. Hetzel received a Master of Business Administration, Accounting BSBA and Finance BSBA from the University of Central Florida and is a licensed Certified Public Accountant.

The Company did not enter into a new employment agreement or otherwise increase Mr. Hetzel’s compensation in connection with such appointment. Mr. Hetzel is party to an employment agreement with the Manager, dated January 3, 2023 (the “Employment Agreement”), which includes a two-year term that will automatically renew and be automatically extended for additional one-year terms on each subsequent anniversary of January 3, 2023, unless either the Company or Mr. Hetzel provides written notice at least thirty (30) days prior to the expiration date. The Employment Agreement provides that Mr. Hetzel will receive an annual base salary of $250,000. Mr. Hetzel will also be eligible to receive annual incentive bonuses, with target bonuses for fiscal years 2023 and 2024 equal to $75,000 and $112,500, respectively. The Employment Agreement also provides that Mr. Hetzel is eligible to receive equity grants under the AFCG Stock Incentive Plan (the “Plan”), under which he received a grant of restricted common stock in January 2023 with a grant date fair value of $100,000, which will vest as to one-third of the grant on each of the first three anniversaries of the grant date, and is entitled to receive two additional grants of restricted common stock in January 2024 with grant date fair values of $25,000 and $150,000, respectively, the first of which will be fully vested on the date of grant, and the second of which will vest as to one-third of the grant on each of the first three anniversaries of the grant date. The agreement also provides for Mr. Hetzel to participate in the Manager’s benefit plans and programs, and fringe benefit plans and programs, made available by the Manager to its executives generally, as such plans or programs may be in effect from time to time, including eighteen (18) days’ worth of annual vacation days.

The Employment Agreement generally provides that, in the event of a termination of Mr. Hetzel’s employment by the Manager other than for “cause” (which includes a non-renewal of the Employment Agreement term by the Company), or his resignation for “good reason”, he will be entitled to twelve (12) months’ worth of his then-current base salary. The Employment Agreement also includes certain restrictive covenants, including a provision that, during the period of Mr. Hetzel’s employment and for a period of twelve (12) months following a termination of his employment for any reason, he will not compete with the Company or its affiliates or solicit any Company employees or customers.

In addition to the compensation that Mr. Hetzel receives under the Employment Agreement, the Company has entered into its standard indemnification agreement with Mr. Hetzel, the form of which was previously filed by the Company as Exhibit 10.2 to the Registration Statement on Form S-11 (File No. 333-251762) initially filed by the Company with the Securities and Exchange Commission on January 22, 2021.

There are no arrangements or understandings between Mr. Hetzel and any other person pursuant to which Mr. Hetzel was appointed as Chief Financial Officer and Treasurer and there are no family relationships between Mr. Hetzel and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On March 20, 2023, the Company issued a press release announcing Mr. Hetzel’s appointment as Chief Financial Officer and Treasurer. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information contained in Item 7.01 (including Exhibit 99.1) of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release issued by AFC Gamma, Inc. on March 20, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFC GAMMA, INC.

	By:	/s/ Gabriel Katz
Gabriel Katz
Secretary and Chief Legal Officer

Date: March 20, 2023

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